--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

      [logo]
    New England
Municipal Income Fund

--------------------------------------------------------------------------------

                                                                     New England
                                                           Municipal Income fund

-------------------
December 31, 1996
-------------------

                                                                   February 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer
------------------------
Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).



                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     A $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

Compared to Lehman Municipal Index(4) and the Cost of Living(5)

                                           Cost of
DATE RANGE     NAV      POP     Lehman*    Living
-------------------------------------------------
  1996      $19,348  $18,478   $21,185   $14,363
  1995      $18,492  $17,660   $20,284   $13,902
  1994      $15,774  $15,064   $17,269   $13,548
  1993      $17,157  $16,385   $18,211   $13,194
  1992      $15,231  $14,545   $16,219   $12,841
  1991      $13,981  $13,352   $14,906   $12,479
  1990      $12,529  $11,965   $13,292   $12,109
  1989      $11,874  $11,340   $12,389   $11,412
  1988      $10,819  $10,333   $11,192   $10,905
  1987      $ 9,707  $9,270    $10,151   $10,443
12/31/86    $10,000  $ 9,550   $10,000   $10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                     CREDIT QUALITY COMPOSITION -- 12/31/96
--------------------------------------------------------------------------------

    A          9.53%
   AA          6.33%
  AAA         17.19%
  BBB         54.73%
Other         12.22%

AVERAGE PORTFOLIO QUALITY = A-  AVERAGE PORTFOLIO MATURITY = 21.5 YEARS

Quality ratings provided by Standard & Poor's Corporation.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96*
--------------------------------------------------------------------------------

  CLASS A                         1 YEAR          5 YEARS        10 YEARS

 Net Asset Value(1)                4.63%           6.71%           6.82%
 With Max. Sales Charge(2)        -0.10            5.75            6.34
 Lipper General Muni. Average(6)   3.30            6.79            7.19

CLASS B (INCEPTION 9/13/93)       1 YEAR         3 YEARS     SINCE INCEPTION

 Net Asset Value(1)                3.85%           3.33%           3.33%
 With CDSC(3)                     -0.15            2.42            2.80
 Lehman Municipal Index(4)         4.44            5.18            5.22
 Lipper General Muni. Average(6)   3.30            4.14             n/a

                                                          YIELDS AS OF 12/31/96*
--------------------------------------------------------------------------------

                                         CLASS A             CLASS B

           SEC Yield(7)                   5.17%               4.66%
           Taxable Equivalent Yield**     8.56                7.72

* These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

**Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. The alternative minimum tax may apply. Some federal and state taxes may apply.

  NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

--------------------------------------------------------------------------------
                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. How did New England Municipal Income Fund perform in 1996?

[Photo of Nathan Wentworth Back Bay Advisors, L.P.]


   The Fund's performance was very strong despite widely fluctuating interest rates during the year. For the 12-month period, the Fund had a total return of 4.63% for Class A shares, based on net asset value. This performance is better than the average return of 3.30% for the 225 municipal bond funds tracked by Lipper. As of December 31, 1996, the Fund's 30-day SEC yields7 were 5.17% and 4.66% for Class A and Class B shares, respectively, which translate into taxable equivalent yields of 8.56% and 7.72% for taxable investments for investors in the maximum federal tax bracket of 39.6%.*

Q. How did you manage the Fund during the year?

   We began the year with the Fund positioned defensively, with a focus on market sectors that are less sensitive to changes in interest rates, such as higher yielding securities. This emphasis reflected our belief that weakening demand and a potentially volatile interest rate environment would depress municipal bond values and erase much of 1995's gain. We reduced the Fund's duration to about six years, thereby lowering its sensitivity to interest rate changes. Duration measures a portfolio's sensitivity to changes in interest rates; a lower duration results in smaller price declines when interest rates rise. Because bond prices and interest rates move in opposite directions, this restructuring succeeded when the market declined early in the period.

   We also underweighted insured municipal bonds, which tend to underperform in volatile markets due to their high liquidity and low coupon characteristics; these bonds are often sold off first when rates increase, depressing their value. As the year wore on, there was no significant increase in inflation and the economy seemed to be slowing down of its own accord to a more sustainable growth rate. These conditions led us to gradually shift the portfolio by increasing the Fund's duration to a range of 7.25 to 7.75 years. This move better positioned us to take advantage of the decline in interest rates that occurred during October and November.

   Some of our BBB and lower rated investments posted very strong performance during the year as a result of their lower interest rate sensitivity and their more credit intensive nature. Our credit research team added value to the portfolio by identifying several sectors that benefited from the strong economy, such as the airline sector.

   Avoiding poorly performing sectors also played a positive role in the Fund's return for the year. Our investments in the health care sector remained small, at less than 2% of the Fund's assets, as the uncertainty introduced three years ago by Clinton's health care reform initiative continued. We also continued to underweight and invest very selectively in electric utility bonds, which represented less than 7% of the Fund's assets at year-end. This sector also contended with uncertainty regarding potential competitive and regulatory changes.

Q. What is your investment outlook for the months ahead?

   We do not anticipate any economic events that would cause us to fundamentally change our investment strategy. We believe that the economy will continue to be fairly robust, although growing at a slower, more sustainable rate. We expect interest rates to be fairly stable in the first quarter as the market digests 1996's fourth quarter results, and we will be watching the retail sales and employment reports closely for any indication of a stronger than expected economy, which would be negative for bond prices. We don't expect any meaningful changes in supply and demand dynamics in the municipal market over the next year, so the challenge of selecting bonds with appealing price and yield characteristics will continue.

*The alternative minimum tax and some federal or state taxes may apply.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1996

TAX EXEMPT OBLIGATIONS--98.2% OF TOTAL NET ASSETS

                                                                       RATINGS (C)
                                                                       (UNAUDITED)
                                                             ----------------------------------
        FACE                                                                        STANDARD
       AMOUNT          ISSUER                                    MOODY'S            & POOR'S           VALUE (A)
--------------------------------------------------------------------------------------------------------------------
                       ALABAMA--0.8%
           $1,500,000  Mobile Solid Waste Disposal, 6.950%,
                         1/01/20  .............................    Baa3               BBB-              $  1,581,660
                                                                                                        ------------
                       ALASKA--0.8%
            1,430,000  Alaska State Housing Finance Corp.,
                         6.500%, 6/01/34  .....................     Aaa               AAA                  1,463,333
                                                                                                        ------------
                       ARIZONA--2.5%
            2,500,000  Navajo County Pollution Control,
                         5.875%, 8/15/28 ......................    Baa1               BB+                  2,500,650
            2,300,000  University of Arizona Revenue Bond,
                         6.350%, 6/01/14  .....................     A1                 AA                  2,419,462
                                                                                                        ------------
                                                                                                           4,920,112
                                                                                                        ------------
                       CALIFORNIA--8.4%
            1,500,000  California Housing Finance Agency
                         Revenue Bond, 8.100%, 8/01/07  .......     Aa                 AA-                 1,545,930
              465,000  California Housing Finance Agency
                         Revenue Bond,  8.125%, 8/01/19  ......     Aa                 AA-                   482,893
            4,300,000  Foothill/Eastern Transportation
                         Corridor, 6.500%, 1/01/32  ...........     Baa               BBB-                 4,495,822
            2,000,000  Los Angeles Convention & Exhibition,
                         9.000%, 12/01/20  ....................     Aaa                AAA                 2,602,620
            2,000,000  Los Angeles Regional Airport Lease,
                         6.350%, 11/01/25 .....................     Baa3              BB+                  2,033,680
            2,000,000  Sacramento California, 6.500%,
                         7/01/21 ..............................     NR                BBB-                 2,075,380
            3,000,000  Sacramento Power Authority, 6.000%,
                         7/01/22  .............................     NR                BBB-                 2,976,720
                                                                                                        ------------
                                                                                                          16,213,045
                                                                                                        ------------
                       COLORADO--5.8%
            1,500,000  Denver City & County Airport Revenue ...     Baa                AAA                 1,744,020
            1,500,000  Denver City & County Airport Revenue ...     Baa                AAA                 1,744,020
            2,000,000  Denver City & County Airport Revenue ...     Baa                BBB                 2,229,380
            5,000,000  Denver City & County Airport Revenue ...     Baa                BBB                 5,554,750
                                                                                                        ------------
                                                                                                          11,272,170
                                                                                                        ------------
                       FLORIDA--7.4%
            3,000,000  Escambia County Pollution Control,
                         6.900%, 8/01/22  .....................    Baa1                BBB                 3,176,310
            1,430,000  Florida State, 6.400%, 7/01/22  ........     Aa                 AA                  1,538,766
            1,000,000  Martin County Industrial Development
                         Authority, 7.875%, 12/15/25  .........    Baa3               BBB-                 1,142,520
            2,500,000  Palm Beach County, 6.950%, 1/01/22           NR                 NR                  2,353,775
            2,000,000  Palm Beach County Solid Waste,
                         6.850%, 1/01/14  .....................     NR                 NR                  1,881,720
            1,500,000  Palm Beach County Solid Waste
                         Revenue Bond, 8.750%, 7/01/10  .......      A                  A                  1,582,605
            2,500,000  Pasco County Pollution Control
                         Revenue Bond, 6.350%, 2/01/22  .......     Aaa                AAA                 2,652,200
                                                                                                        ------------
                                                                                                          14,327,896
                                                                                                        ------------
                       GEORGIA--1.4%
            2,500,000  Atlanta Special Purpose Facilities
                         Revenue Bond, 7.900%, 12/01/18 .......     Ba2                BB+                 2,688,200
                                                                                                        ------------
                       GUAM--1.4%
            3,000,000  Guam Government, 5.400%, 11/15/18  .....     NR                 BBB                 2,771,850
                                                                                                        ------------
                       ILLINOIS--6.1%
            6,000,000  Illinois Development Finance
                         Authority Pollution,
                         7.250%, 6/01/11  .....................    Baa2                BBB                 6,431,460
            2,500,000  Illinois Development Finance
                         Authority Pollution,
                         7.375%, 7/01/21  .....................    Baa1                BBB                 2,817,150
            2,250,000  O'Hare International Airport,
                         8.200%, 12/01/24 .....................    Baa2                BB+                 2,646,765
                                                                                                        ------------
                                                                                                          11,895,375
                                                                                                        ------------
                       INDIANA--3.8%
            3,500,000  Indiana Development Finance
                         Authority Pollution,
                         6.850%, 12/01/12  ..................       Ba3                BB-                 3,615,325
            3,500,000  Indianapolis International Airport
                         Authority Revenue Bond,
                         7.100%, 1/15/17  ...................      Baa2                BBB                 3,792,915
                                                                                                        ------------
                                                                                                           7,408,240
                                                                                                        ------------
                       KANSAS--1.1%
            2,000,000  Kansas City Utility Systems Revenue ..       Aaa                AAA                 2,159,080
                                                                                                        ------------
                       KENTUCKY--1.9%
            1,500,000  Kenton County Airport Board Revenue
                         Bond, 6.125%, 2/01/22 ..............       Baa3               BB+                 1,468,890
            2,000,000  Kenton County Airport Board Revenue
                         Bond, 7.500%, 2/01/12 ..............       Baa3               BB+                 2,170,860
                                                                                                        ------------
                                                                                                           3,639,750
                                                                                                        ------------
                       MASSACHUSETTS--4.7%
            3,000,000  Massachusetts Bay Transportation
                         Authority, 6.100%, 3/01/23 .........       A1                 A+                  3,112,170
            2,500,000  Massachusetts State Housing Finance
                         Agency, 6.300%, 10/01/13 ...........       A1                 A+                  2,544,625
            3,315,000  Massachusetts State Housing Finance
                         Agency, 6.375%, 4/01/21 ............       A1                 A+                  3,357,963
                                                                                                        -------------
                                                                                                           9,014,758
                                                                                                        ------------
                       MICHIGAN--0.9%
            1,765,000  Dickinson County Economic
                         Development, 5.850%, 10/01/18  .....      Baa1                BBB                 1,734,977
                                                                                                        ------------
                       NEW YORK--20.7%
            4,860,000  New York City, 7.000%, 10/01/13 ......      Baa1                BBB+                5,149,073
            1,000,000  New York City, 7.10%, 2/01/10 ........      Baa1                BBB+                1,075,770
            2,450,000  New York City, 7.500%, 2/01/05 .......      Baa1                BBB+                2,689,708
            2,040,000  New York State Dormitory Authority
                         Revenue Bond, 5.375%, 5/15/16 ......      Baa1                BBB+                1,886,204
            4,000,000  New York State Dormitory Authority
                         Revenue Bond, 5.500%, 5/15/13 ......      Baa1                BBB+                3,882,200
            5,000,000  New York State Dormitory Authority
                         Revenue Bond, 5.500%, 5/15/23 ......      Baa1                BBB+                4,608,650
            1,350,000  New York State Dormitory Authority
                         Revenue Bond, 5.625%, 5/15/13 ......      Baa1                BBB+                1,298,943
            2,740,000  New York State Dormitory Authority
                         Revenue Bond, 5.750%, 7/01/13  .....      Baa1                BBB                 2,731,287
            1,880,000  New York State Dormitory Authority
                         Revenue Bond, 7.500%, 5/15/13 ....        Baa1                BB+                 2,212,346
            4,150,000  New York State Medical Care
                         Facilities Finance, 5.250%, 8/15/14       Baa1                BBB+                3,826,840
            2,500,000  New York State Medical Care
                         Facilities Finance, 5.375%, 2/15/14       Baa1                BBB+                2,341,725
            1,955,000  New York State Medical Care
                         Facilities Finance, 6.500%, 8/15/12        Aaa                AAA                 2,080,061
              575,000  New York State Medical Care
                         Facilities Finance, 7.300%, 8/15/11       Baa1                BBB+                  635,191
            1,500,000  New York State Urban Development
                         Corp. Revenue Bond, 5.000%, 1/01/17        Aaa                AAA                 1,395,960
            3,430,000  New York State Urban Development
                         Corp. Revenue Bond, 5.500%, 1/01/18       Baa1                BBB                 3,230,683
            1,000,000  Port Authority New York and New
                         Jersey, 7.000%, 10/01/07 .........          NR                 NR                 1,078,180
                                                                                                        ------------
                                                                                                          40,122,821
                                                                                                        ------------
                       NORTH CAROLINA--1.4%
            3,000,000  North Carolina Medical Care Health,
                         5.250%, 5/01/26  .................         Aa3                AA                  2,796,390
                                                                                                        ------------
                       OHIO--3.2%
            3,000,000  Cleveland Public Power Systems
                         Revenue Bond, 7.000%, 11/15/24  ..         Aaa                AAA                 3,490,410
            2,500,000  Ohio Water Development Pollution
                         Control, 6.150%, 8/01/23  ........         Aaa                AAA                 2,606,300
                                                                                                        ------------
                                                                                                           6,096,710
                                                                                                        ------------
                       OREGON--0.5%
            1,000,000  Western Generation Agency,
                         7.400%, 1/01/16  .................         NR                 NR                  1,047,110
                                                                                                        ------------
                       PENNSYLVANIA--10.6%
            3,000,000  Delaware County Pollution Control,
                         7.375%, 4/01/21 ..................        Baa1               BBB+                 3,260,850
            2,725,000  Pennsylvania Convention Center
                         Revenue Bond, 6.700%, 9/01/14  ...         Baa               BBB-                 2,889,590
            2,000,000  Pennsylvania Convention Center
                         Revenue Bond, 6.750%, 9/01/19  ...         Baa               BBB-                 2,120,520
            3,000,000  Pennsylvania Economic Development
                         Financing, 6.600%, 1/01/19  ......         NR                 NR                  2,969,070
            4,000,000  Pennslyvania Economic Development
                         Financing, 7.150%, 12/01/18  .....         NR                BBB-                 4,193,280
            1,500,000  Pennsylvania Economic Development
                         Financing, 7.600%, 12/01/20  .....        Baa2               BBB-                 1,693,500
            3,000,000  Pennsylvania Economic Development
                         Financing, 7.600%, 12/01/24  .....        Baa1                BBB                 3,368,250
                                                                                                        ------------
                                                                                                          20,495,060
                                                                                                        ------------
                       PUERTO RICO--3.6%
            2,845,000  Puerto Rico Commonwealth Highway
                         Transportation, 6.625%, 7/01/18  .         Aaa                AAA                 3,176,784
            3,750,000  Puerto Rico Electric Power Authority,
                         6.000%, 7/01/14 ..................        Baa1                BBB+                3,842,550
                                                                                                        ------------
                                                                                                           7,019,334
                                                                                                        ------------
                       SOUTH DAKOTA--0.6%
            1,000,000  South Dakota Student Loan Revenue
                         Bond, 7.700%, 8/01/07 ...........         NR                  A+                  1,065,320
                                                                                                        ------------
                       TENNESSEE--1.4%
            2,500,000  Maury County Industrial Development
                         Board, 6.500%, 9/01/24  .........          A3                 A-                  2,637,175
                                                                                                        ------------
                       TEXAS--2.6%
            2,000,000  Alliance Airport Authority Special
                         Facilities, 6.375%, 4/01/21  .....        Baa2                BBB                 2,008,500
            2,825,000  Fort Worth International Airport,
                         7.250%, 11/01/30 .................        Baa2                BB+                 3,015,885
                                                                                                        ------------
                                                                                                           5,024,385
                                                                                                        ------------
                       U. S. VIRGIN ISLANDS--2.5%
            4,500,000  Virgin Islands Public Finance
                         Authority, 7.250%, 10/01/18  .....         NR                 NR                  4,808,205
                                                                                                        ------------
                       UTAH--1.1%
           $2,000,000  Intermountain Power Agency,
                         8.625%, 7/01/21 ..................         Aa                 A+                  2,088,280
                                                                                                        ------------
                       WASHINGTON--3.0%
            1,000,000  Washington State Public Power
                         Supply, 6.800%, 7/01/07  .........         Aa                 AA                  1,081,670
            1,270,000  Washington State Public Power
                         Supply, 7.000%, 7/01/11  .........         Aaa                AA-                 1,399,629
            3,000,000  Washington State Public Power
                         Supply, 7.000%, 7/01/12  .........         Aaa                AA-                 3,306,210
                                                                                                        ------------
                                                                                                           5,787,509
                                                                                                        ------------
                       Total Tax Exempt Obligations
                         (Identified Cost $177,162,446) ............................................     190,078,745
                                                                                                        ------------

SHORT-TERM INVESTMENT--0.1%
--------------------------------------------------------------------------------------------------------------------
              247,000  Household Finance Corp., 6.250%, 1/02/97 ....................................         246,957
                                                                                                        ------------
                       Total Short Term Investment
                         (Identified Cost $246,957) ................................................         246,957
                                                                                                        ------------
                       Total Investments -- 98.3%
                         (Identified Cost $177,409,403) (b) ........................................     190,325,702
                       Other assets less liabilities ...............................................       3,225,079
                                                                                                        ------------
                       Total Net Assets -- 100% ....................................................    $193,550,781
                                                                                                        ============
(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $177,499,183 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost. .........................................................    $ 13,065,637
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value. .........................................................        (239,118)
                                                                                                        ------------
    Net unrealized appreciation. ...................................................................    $ 12,826,519
                                                                                                        ============

  At December 31, 1996 the Fund had a capital loss carryover of approximately $5,300,042 which expires December 31, 2002.
  This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 1996.
      Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1996. The Fund's subadvisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value ............................             $190,325,702
  Cash ............................................                   66,090
  Receivable for:
    Fund shares sold ..............................                   24,847
    Accrued interest ..............................                3,580,864
  Prepaid registration expense ....................                    4,000
                                                                ------------
                                                                 194,001,503
LIABILITIES
  Payable for:
    Fund shares redeemed ..........................  $  49,851
    Dividends declared ............................    224,162
  Accrued expenses:
    Management fees ...............................     72,234
    Deferred trustees' fees .......................     47,795
    Accounting and administrative .................      3,143
    Other expenses ................................     53,537
                                                     ---------
                                                                     450,722
                                                                ------------
NET ASSETS ........................................             $193,550,781
                                                                ============
  Net Assets consist of:
    Capital paid in ...............................             $188,034,651
    Undistributed net investment income ...........                  214,097
    Accumulated net realized losses ...............               (7,614,266)
    Unrealized appreciation on investments ........               12,916,299
                                                                ------------
NET ASSETS ........................................             $193,550,781
                                                                ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
  shares ($180,983,023 divided by 24,020,946 shares of
  beneficial interest) ............................                    $7.53
                                                                       =====
Offering price per share (100/95.50 of $7.53) .....                    $7.88*
                                                                       =====
Net asset value and offering price of Class B shares
  ($12,567,758 divided by 1,668,123 shares of
   beneficial interest) ...........................                    $7.53**
                                                                       =====
Identified cost of investments ....................             $177,409,403
                                                                ============

* Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Interest ......................................                 $12,562,749
  Expenses
    Management fees .............................  $    862,741
    Service fees - Class A ......................       460,994
    Service and distribution fees - Class B .....       123,404
    Trustees' fees and expenses .................        22,534
    Accounting and administrative ...............        40,947
    Custodian ...................................        88,883
    Transfer agent ..............................       174,020
    Audit and tax services ......................        44,800
    Legal .......................................        25,462
    Printing ....................................        31,559
    Registration ................................        22,919
    Miscellaneous ...............................         9,815
                                                   ------------
  Total expenses ................................                   1,908,078
                                                                  -----------
  Net investment income .........................                  10,654,671

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
  AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ...........................     1,088,355
    Options - net ...............................      (245,975)
    Futures contracts - net .....................       (99,412)
                                                   ------------
    Net realized gain on investments, options and
      futures contracts .........................       742,968
                                                   ------------
  Unrealized appreciation (depreciation) on:
    Investments - net ...........................    (3,290,138)
    Options - net ...............................       251,100
    Futures contracts - net .....................       258,713
                                                   ------------
    Net unrealized depreciation on investments,
      options and futures contracts .............    (2,780,325)
                                                   ------------
  Net loss on investment transactions ...........                  (2,037,357)
                                                                  -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ......                 $ 8,617,314
                                                                  ===========



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  YEAR ENDED     YEAR ENDED
                                                 DECEMBER 31,   DECEMBER 31,
                                                     1995           1996
                                                 ------------   ------------
FROM OPERATIONS
  Net investment income .......................  $ 11,178,967   $ 10,654,671
  Net realized gain (loss) on investment
    transactions ..............................    (1,398,807)       742,968
  Unrealized appreciation (depreciation) on
    investment transactions ...................    22,279,474     (2,780,325)
                                                 ------------   ------------
  Increase in net assets from operations ......    32,059,634      8,617,314
                                                 ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...................................   (10,706,960)   (10,078,993)
    Class B ...................................      (506,948)      (581,566)
                                                 ------------   ------------
                                                  (11,213,908)   (10,660,559)
                                                 ------------   ------------
  Decrease in net assets derived from capital
    share transactions ........................    (5,674,559)   (11,775,820)
                                                 ------------   ------------
  Total increase (decrease) in net assets .....    15,171,167    (13,819,065)

NET ASSETS
  Beginning of the year .......................   192,198,679    207,369,846
                                                 ------------   ------------
  End of the year .............................  $207,369,846   $193,550,781
                                                 ============   ============

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year .......................  $     46,584   $    214,756
                                                 ============   ============
  End of the year .............................  $    214,756   $    214,097
                                                 ============   ============





                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                      -----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                            1992          1993          1994          1995         1996
                                                            ----          ----          ----          ----         ----
Net Asset Value, Beginning of Year ....................    $ 7.53        $ 7.54        $ 7.87        $ 6.85       $ 7.60
                                                           ------        ------        ------        ------       ------
Income From Investment Operations
Net Investment Income .................................      0.44          0.40          0.39          0.42         0.41
Net Realized and Unrealized Gain
  (Loss) on Investments ...............................      0.21          0.53         (1.01)         0.74        (0.07)
                                                           ------        ------        ------        ------       ------
Total From Investment Operations ......................      0.65          0.93         (0.62)         1.16         0.34
                                                           ------        ------        ------        ------       ------
Less Distributions
Dividends From Net Investment Income ..................     (0.46)        (0.42)        (0.40)        (0.41)       (0.41)
Distributions From Net Realized Capital Gains .........     (0.18)        (0.18)         0.00          0.00         0.00
                                                           ------        ------        ------        ------       ------
Total Distributions ...................................     (0.64)        (0.60)        (0.40)        (0.41)       (0.41)

Net Asset Value, End of Year ..........................    $ 7.54        $ 7.87        $ 6.85        $ 7.60       $ 7.53

Total Return(%) (a)                                           8.9          12.7          (8.0)         17.2          4.6
Ratio of Operating Expenses to Average Net Assets (%) .      0.95          0.91          0.92          0.93         0.92
Ratio of Net Investment Income to Average
  Net Assets (%) ......................................      5.80          5.27          5.44          5.52         5.46
Portfolio Turnover Rate (%) ...........................        85            86            88            93           24
Net Assets, End of Year (000) .........................  $183,276      $226,881      $184,202      $195,301     $180,983

(a) A sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS B
                                                       -----------------------------------------------------
                                                       SEPTEMBER 13(a)
                                                           THROUGH              YEAR ENDED DECEMBER 31,
                                                         DECEMBER 31,    ----------------------------------
                                                            1993          1994          1995          1996
                                                            ----          ----          ----          ----
Net Asset Value, Beginning of Period ..................    $ 8.03        $ 7.86        $ 6.85        $ 7.60
                                                           ------        ------        ------        ------
Income From Investment Operations
Net Investment Income .................................      0.07          0.34          0.36          0.35
Net Realized and Unrealized Gain
  (Loss) on Investments ...............................      0.01         (0.01)         0.74         (0.07)
                                                           ------        ------        ------        ------
Total From Investment Operations ......................      0.08         (0.67)         1.10          0.28
                                                           ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income ..................     (0.07)        (0.34)        (0.35)        (0.35)
Distributions From Net Realized Capital Gains .........     (0.18)         0.00          0.00          0.00
                                                           ------        ------        ------        ------
Total Distributions ...................................     (0.25)        (0.34)        (0.35)        (0.35)

Net Asset Value, End of Period ........................    $ 7.86        $ 6.85        $ 7.60        $ 7.53
                                                           ======        ======        ======        ======

Total Return(%) (c) ...................................       1.0          (8.6)         16.3           3.9
Ratio of Operating Expenses to Average Net Assets (%) .      1.65(b)       1.67          1.68          1.67
Ratio of Net Investment Income to Average
  Net Assets (%) ......................................      3.91(b)       4.69          4.77          4.71
Portfolio Turnover Rate (%) ...........................        86            88            93            24
Net Assets, End of Period (000) .......................  $  3,395      $  7,997      $ 12,069      $ 12,568

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.

              See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of The New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. WHEN-ISSUED SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At December 31, 1996 the Fund held no such securities.

D. OPTIONS AND FUTURES. CALLS AND PUTS.
The Fund may write (sell) call and put options on securities to manage its exposure to interest rates and the bond market. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current value of a written option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The premium paid by the Fund for the purchase of a call or a put option is included in the asset section of the Fund's statement of assets and liabilities as an investment and subsequently adjusted to the current market value of the option. The current value of a purchased option is the closing price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

E. INTEREST RATE FUTURES CONTRACTS
The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange, currently up to $3,000 per contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that changes in the value of the contract may not correlate with changes in the value of the underlying securities.

F. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1996 were $45,662,872 and $54,716,726 respectively.

Transactions in written options and futures contracts for the Fund for the year ended December 31, 1996 are summarized as follows:

                                                   SALES OF FUTURES CONTRACTS
                                                  ----------------------------
                                                                  AGGREGATE
                                                   NUMBER OF     FACE VALUE
                                                   CONTRACTS    OF CONTRACTS
                                                   ---------    ------------

Open at December 31, 1995 ......................      100      $   11,844,413
Contracts opened ...............................      100          12,102,475
Contracts closed ...............................     (200)        (23,946,888)
                                                      ---      --------------
Open at December 31, 1996 ......................       0       $      0
                                                      ===      ==============


                                                        WRITTEN OPTIONS
                                                  ----------------------------
                                                   NUMBER OF      PREMIUMS
                                                   CONTRACTS      RECEIVED
                                                   ---------      ---------
Open at December 31,1995 .......................      200      $      258,275
Contracts opened ...............................      600             393,750
Contracts closed ...............................     (800)           (652,025)
                                                      ---      --------------
Open at December 31, 1996 ......................       0       $      0
                                                      ===      ==============

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors, are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1996 are as follows:

  FEES EARNED
  -----------
    $431,371                             New England Funds Management, L.P.
    $431,370                             Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and related clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $40,947 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $123,489 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $460,994 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,700,600.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $30,851 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1996, the Fund paid New England Funds $92,553 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1996 amounted to $282,532.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

  Annual Retainer                                      $2,227
  Meeting Fee                                          $114/meeting
  Committee Meeting Fee                                $68/meeting
  Committee Chairman Retainer                          $98/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CONCENTRATION OF CREDIT. The Fund had the following industry concentrations in excess of 10% at December 31, 1996 as a percentage of the Fund's total net assets: Airports 12.0%. The Fund also had more than 10% of its total net assets invested in: Pennsylvania 10.6% and New York 20.7% at December 31, 1996. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                                   YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31, 1995               DECEMBER 31, 1996
                                                        -----------------------------   -----------------------------
CLASS A                                                     SHARES          AMOUNT          SHARES          AMOUNT
-------                                                 ------------    -------------   ------------   --------------
Shares sold ...........................................   1,603,141      $11,755,869      1,410,921     $ 10,592,663
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ................   1,035,922        7,650,069        950,863        7,098,871
                                                          ---------      -----------      ---------     ------------
                                                          2,639,063       19,405,938      2,361,784       17,691,534
Shares repurchased ...................................   (3,825,037)     (28,129,585)    (4,031,484)     (30,057,711)
                                                         ----------      -----------      ---------     ------------
Net decrease .........................................   (1,185,974)    ($ 8,723,647)    (1,669,700)   ($ 12,366,177)
                                                         ----------      -----------      ---------     ------------

                                                                   YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31, 1995               DECEMBER 31, 1996
                                                        -----------------------------   -----------------------------
CLASS B                                                     SHARES          AMOUNT          SHARES          AMOUNT
-------                                                 ------------    -------------   ------------   --------------
Shares sold ...........................................     594,737       $4,335,541        406,256     $  3,019,066
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ................      46,353          342,707         49,361          368,387
                                                           --------      -----------     ----------     ------------
                                                            641,090        4,678,248        455,617        3,387,453
Shares repurchased ...................................     (220,882)      (1,629,160)      (375,103)      (2,797,096)
                                                           --------      -----------     ----------     ------------
Net decrease .........................................      420,208       $3,049,088         80,514     $    590,357
                                                           --------      -----------     ----------     ------------
Decrease derived from capital shares transactions ....     (765,766)     ($5,674,559)    (1,589,186)   ($ 11,775,820)
                                                           ========      ===========     ==========     ============

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND MUNICIPAL INCOME FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Municipal Income Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

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                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
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             399 Boylston Street

            Boston, Massachusetts

                    02116
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        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
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        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
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                  MU56-1296

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